UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS KKR Capital Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENSURE YOUR VOICE IS HEARD!ACTION REQUIRED RE: THE ANNUAL MEETING OF STOCKHOLDERS Dear Stockholder, We urge you to vote as soon as possible to ensure the annual meeting can occur as scheduled on June 18, 2026. Please join your fellow stockholders and vote today. The board of directors recommends you vote in favor of these proposals. Voting today will help us reduce potential fund costs and avoid the need for our proxy solicitor, Broadridge, to initiate further calls or mailings. Thank you for your participation, Michael Forman Chairman and CEO Future Standard Scan the code with your phone’s camera to hear an important message. Questions? Call 1-844-847-5067 Future Standard 3025 JFK Boulevard, Suite 500 Philadelphia, PA 19104 VOTING IS QUICK! Please call 1-844-847-5067 today to speak with a live agent and cast your vote. 3 WAYS TO VOTE TODAY BY COMPUTER Visit www.proxyvote.com Please have your proxy card in hand when accessing the website. There are easy‑to‑follow directions to help you complete the electronic voting instruction form. BY PHONE Without a proxy card: Call 1-844-847-50 M–F, 9:00 AM–10:00 PM ET to speak with a proxy specialist. With a proxy card: Call 1-800-690-6903 with a to tone phone to vote using an automated system. BY MAIL Mark, sign and date your ballot and return it in the postage-paid envelope provided.